Van Kampen Small Cap Value Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Max Re  10/11  11,000  $23.50 $258,50  38,100    0.35%  0.24%    Banc   Citigr
Capita   /05    ,000           0,000                              of      oup
   l                                                            Americ
Limite                                                            a
   d                                                            Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                 Fox-
                                                                Pitt,
                                                                Kelton
                                                                  ,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                 UBS
                                                                Invest
                                                                 ment
Intern  12/7/  21,000  $11.00 $231,00  74,200    0.35%  0.22%   Bank,     UBS
ationa    05    ,000           0,000                            Lehman  Warbug
l Coal                                                          Brothe
 Group                                                           rs,
 Inc.                                                           Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & CO.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y
Chipot  1/25/    -     $22.00 $173,33   1,700    0.02%  0.01%   Morgan    SG
  le      06                   3,336                            Stanle   Cowen
Mexica                                                           y &    Securi
   n                                                             Co.     ties
 Grill                                                          Incorp
                                                                orated
                                                                 , SG
                                                                Cowen
                                                                & CO.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                 J.P.
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch,
                                                                Pierce
                                                                  ,
                                                                Fenner
                                                                  &
                                                                Smith
                                                                Incorp
                                                                orated
                                                                , A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Corpor
                                                                ation,
                                                                SunTru
                                                                  st
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 M.R.
                                                                 Beal
                                                                 and
                                                                Compan
                                                                  y,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Muriel
                                                                Sieber
                                                                 t &
                                                                 Co.,
                                                                Inc.,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.